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                         J.P. MORGAN MUTUAL FUND SERIES

                               POWERS OF ATTORNEY


     The undersigned Trustees and officers of J.P. Morgan Mutual Fund Series (the "Trust") hereby authorize George Gatch, David Wezdenko, Sharon Weinberg, Victoria Preston, Joseph Bertini, Wayne Chan and Judy Bartlett, or any of them, as attorney-in-fact, to sign on his or her behalf in the capacities indicated any Registration Statement including any and all amendment thereto (including pre-effective and post-effective amendments) for the Trust, or any series thereof, and to file the same, with any other instruments, supplements, exhibits, consents or documents related hereto, with the Securities and Exchange Commission.

     This Powers of Attorney may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Dated:  January 31, 2003


/s/ William J. Armstrong                    /s/ Robert J. Higgins
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William J. Armstrong, Trustee               Robert J. Higgins, Trustee


/s/ Roland R. Eppley, Jr.                   /s/ Fergus Reid, III
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Roland R. Eppley, Jr., Trustee              Fergus Reid, III, Trustee


/s/ Ann Maynard Gray                        /s/ Leonard M. Spalding, Jr.
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Ann Maynard Gray, Trustee                   Leonard M. Spalding, Jr., Trustee


/s/ Matthew Healy                           /s/ James J. Schonbachler
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Matthew Healy, Trustee                      James J. Schonbachler, Trustee


/s/ George Gatch                            /s/ David Wezdenkio
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George Gatch, President                     David Wezdenkio, Treasurer